UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Crescent Capital BDC, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMENDMENT NO. 1 TO THE PROXY STATEMENT
DATED APRIL 1, 2021 FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2021

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend Crescent Capital BDC, Inc.’s definitive proxy statement for its Annual Meeting of Stockholders (the “Meeting”), which was filed with the Securities and Exchange Commission on April 2, 2021 (the “Proxy Statement”), in order to update disclosure with respect to Section 16(a) Beneficial Ownership Reporting Compliance included in the Proxy Statement.  All other items of the Proxy Statement are incorporated herein by reference without changes.

Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Proxy Statement.  In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

CHANGE TO THE PROXY STATEMENT

The following paragraph modifies and supersedes the paragraph in the Proxy Statement under the heading “Corporate Governance—Section 16(a) Beneficial Ownership Reporting Compliance” in its entirety:

Pursuant to Section 16(a) of the Exchange Act, the Corporation’s directors and executive officers, and any persons holding 10% or more of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Corporation. Specific due dates for those reports have been established and the Corporation is required to report herein any failure to file such reports by those due dates.  Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Corporation believes that each of its directors and executive officers and any persons holding 10% or more of its Common Stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2020, except that Fidelity & Guaranty Life Insurance Company (or its successor in interest) filed a Form 4 to report an acquisition of the Corporation’s Common Stock prior to the Qualified IPO subsequent to the required two-business day deadline.

Important Notice Regarding to the Availability of
Proxy Materials for the Meeting to be Held on May 11, 2021:

This change to the Proxy Statement in this Amendment No. 1 has been incorporated into the Notice of the Meeting and the Proxy Statement which are available, along with this Amendment No. 1, online at https://www.crescentbdc.com/investor-relations/sec-filings.